UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           October 16, 2006

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada	001-14568	98-0077354
(State or other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (630) 810-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — this report, the exhibit attached hereto and the related comments by IPSCO Inc.’s (“IPSCO” or the Company”) management noted herein, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control.  Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company.  There can be no assurances that future developments will be in accordance with management’s expectations or that the effects of future developments on the Company will be those anticipated by management.

The words, “believes”, “expects”, “intends”, “plans”, “anticipates”, “hopes”, “likely”, “projects” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.  For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Form 40-F.

Item 7.01 Regulation FD Disclosure.

On October 16, 2006, IPSCO Inc. (the “Registrant”) issued a press release announcing its plans to take certain outages at its mill facilities in order to adjust inventory levels, and further  updating its previously issued guidance for the third quarter.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in the Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

(99.1)  Press release of IPSCO Inc. issued October 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.

Date: October 16, 2006

	By:	/s/ Leslie T. Lederer
Vice President, General Counsel &
Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of IPSCO Inc. issued October 16, 2006.